SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Source: Internet proxy voting site (http://www.proxyvote.com)

Dates: March 21, 2005 – April 26, 2005

ProxyVote

NCR CORPORATION Annual Meeting

Meeting Date: 04/27/2005 for holders as of 02/14/2005

CUSIP: 62886E- A99 Your Control Number:

Scroll down for proxy instructions and voting.

Directors’ Recommendations:

Choose this if you would like to vote your shares following directors’ recommendations.

See below or refer to the proxy statement for the detailed recommendations. Please read them carefully.

[Vote my shares per directors’ recommendations]

Proxy Ballot:

Director(s):

Directors recommend a vote FOR election of the following nominee(s):

MARK P. FRISSORA ; C.K. PRAHALAD ; WILLIAM S. STAVROPOULOS

(  ) For all nominees (  ) Withhold all nominees (  ) For all EXCEPT those selected below:

☐	MARK P. FRISSORA

☐	C.K. PRAHALAD

☐	WILLIAM S. STAVROPOULOS

Proposal(s): Please indicate your proposal selections by clicking on the fields below.

02.	APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2005.

Directors Recommend : FOR

☐ For        ☐ Against        ☐ Abstain

03.	STOCKHOLDER PROPOSAL REGARDING THE ELIMINATION OF DOMESTIC PARTNER BENEFITS FOR EXECUTIVES.

Directors Recommend : AGAINST

☐ For        ☐ Against        ☐ Abstain

[Vote my shares per the above selections]

Proxy Final Submission. Please check all of the information below for accuracy. See instructions below and click on the Final Submission button.

[Final Submission]

DIRECTORS:

You Voted: [For/Withhold]

Proposal(s):

02.	APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2005.

You Voted: [For/Against/Abstain]

03.	STOCKHOLDER PROPOSAL REGARDING THE ELIMINATION OF DOMESTIC PARTNER BENEFITS FOR EXECUTIVES.

You Voted: [For/Against/Abstain]

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here: [            ]

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button of your Browser.

If all of the above information is correct and to vote your proxy, click on the Final Submission button below.

[Final Submission]

Thank you for voting!

Click Here to Sign Up for Electronic Delivery!

Receive the benefits of e-mail notification of voting instructions and shareholder communications today!

•	Immediate availability of shareholder communications

•	Fewer bulky postal mailings that fill your mailbox

•	Better for the environment

•	Automatic postal mail forwarding if you change your e-mail address and fail to notify us

•	It’s free and your choice to opt-in or opt-out at any time

•	Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

To receive future shareholder communications electronically, we require your permission. Participation is completely your choice. In the future, when, and if, material is available electronically, we will send you an email which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

[Enroll in Electronic Delivery]	[Enter Your Next Control Number]

Source:	Telephone proxy voting script (1-800-690-6903)
Dates:	March 21, 2005 – April 26, 2005

Hello, thank you for calling the telephone proxy voting service.

Press 1 if you are calling from a touch tone phone and have your proxy form in front of you.

Let’s begin. Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

Thank you.

If you elect to vote as management recommends, press one. If you elect to vote on directors and proposals individually, press two.

If you wish to vote for all nominees, press one. To withhold all nominess, press two. To withhold specific nominees, press three.

You have voted [for all nominees/to withhold from all nominees/to withhold individually]. If this is correct, press one. If this is not correct, press two.

Proxy voting continues with proposal voting.

We are ready to accept your votes for proposal 02. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 03. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have voted: Nominees [    ]; Proposal 02 [    ]; Proposal 03 [    ].

If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.

A vote has been recorded for control number [                    ]. If this concludes your business, press one. If you would like to vote for another proxy election, press two.

Thank you for calling the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. This concludes your transaction.

Source:	Email to NCR U.S. based employees
Date:	March 17, 2005

To:	All U.S Employees
From:	Jon Hoak, Senior Vice President, General Counsel and Secretary
Subject:	Electronic Delivery of Materials for NCR’s Annual Meeting of Stockholders

For the past several years, as part of our ongoing efforts to improve efficiency and control costs, NCR has posted its annual report and proxy statement (also known as annual meeting materials) on the investor page of its web site and notified employees by e-mail when and where the materials were posted each year. Last year, we extended our electronic delivery program, as permitted under the U.S. securities laws, for certain U.S.-based employees who are NCR stockholders. NCR is utilizing the same electronic delivery program this year. If you are a U.S.-based employee with an NCR e-mail account and Internet access and:

•	invest in the NCR stock fund of the NCR Savings Plan (the company’s 401(k) plan);

•	invest in company stock through the Employee Stock Purchase Plan (ESPP);

•	by Mellon Investor Services, NCR’s transfer agent; or

•	own registered shares of NCR stock (i.e., directly in your own name and not through a bank or broker),

NCR will electronically deliver to you the 2004 annual report and 2005 proxy statement in connection with its annual meeting of stockholders this year and will not mail you paper copies these materials unless you specifically request them. Instead of paper copies mailed to your address of record, you will receive an e-mail directing you to the company’s Investor Relations web site (<http://investor.ncr.com>), where these annual meeting materials can be accessed, viewed and printed at any time at your convenience.

In addition, your proxy card will also be available online. You will have the option of authorizing your proxy to vote at the annual meeting online or through a special telephone voting service. Just like votes cast using paper proxy cards, votes cast over the Internet or telephone are tabulated in a secure manner by an independent third party.

You will receive an e-mail message on or about March 21 describing how to access this year’s annual meeting materials and your proxy card. At that time, you will also be given the information required to authorize your proxy to vote on your behalf at the meeting online or by telephone. Please note that you will need your pre-assigned PIN # to access the online voting system. Your pre-assigned PIN # is the last 4 digits of your social security number.

The use of this electronic delivery program is consistent with the company’s objective of improving efficiencies and controlling costs. We appreciate your willingness to use the electronic option to vote and receive future stockholder information. Whatever your choice, we urge you to vote your shares.

Attached is a document containing answers to some of the questions you may have about this new process.

Attachment

Questions and Answers Regarding Electronic Delivery of Materials for NCR’s Annual Meeting of Stockholders

What documents will be delivered electronically? - The company will send you the links to the annual report, proxy statement and proxy card.

What are the costs to me? - There is no cost to you since you can access the materials electronically via the Internet or NCR.com through your computer at work.

May I still get paper copies? - Yes, if at any time you want paper copies of these documents, they will be sent to you free of charge upon request as directed in the e-mail you receive on or about March 21, 2005. However, we encourage you to receive these materials electronically to help reduce printing and postage costs associated with the annual report and proxy statement. These materials will be made available on the Investor page of NCR’s web site (http://investor.ncr.com) and can be accessed, viewed and printed 24-hours-a-day, 7 days-per-week.

How do I authorize my proxy electronically? - At the time you receive the e-mail message describing how to access your annual meeting materials and proxy card, you will also be given the information required to authorize your proxy to vote your shares online or telephonically. Please remember that you will need your pre-assigned PIN # to access this system. Your pre-assigned PIN # is the last 4 digits of your social security number.

What if I do not want to receive these documents electronically? - If you do not want to receive these documents electronically, then you can opt-out by clicking onto http://www.icsdelivery.com/ncr and removing your company-provided e-mail account from the database. Please note that you will need your pre-assigned PIN # to access this system. Your pre-assigned PIN # is the last 4 digits of your social security number.

Does electronic delivery apply to NCR stock that I have in my brokerage account? - No, this applies only to shares that you may hold directly in your own name, or through a company-sponsored or administered plan such as the NCR Savings Plan, the Employee Stock Purchase Plan or the Direct Stock Purchase Plan. If you want to take advantage of a similar method of electronic delivery for NCR stock held in a brokerage account, please log on to http://www.icsdelivery.com/ncr.

Source:	Electronic delivery email
Date:	March 22 or 23, 2005

In connection with the 2005 NCR CORPORATION Annual Meeting of Stockholders, this e-mail describes how to access proxy materials and vote by proxy.

GENERAL INFORMATION

You received this e-mail because our records show that (1) you are an employee of NCR CORPORATION who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive NCR CORPORATION communications and vote by proxy via the Internet.

This e-mail notification contains information specific to your holding in the security identified below. We urge you to vote your shares. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

2005 NCR CORPORATION Annual Meeting of Stockholders.

RECORD DATE: February 14, 2005

MEETING DATE: April 27, 2005

CUSIP: 62886E

If you hold multiple accounts, this e-mail represents all shares registered in your name.

CONTROL NUMBER: [12 digit number]

You can enter your voting instructions and view the related stockholder materials, the 2004 Annual Report to Stockholders and Notice of 2005 Annual Meeting and Proxy Statement of NCR Corporation, at the following Internet site:

http://www.proxyvote.com

For our secure site:

https://www.proxyvote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

•	If you are an employee of NCR CORPORATION, your PIN is the last four digits of your Social Security number.

•	If you are a stockholder who consented to receive annual meeting materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant stockholder materials in connection with the 2005 Annual Meeting can also be found at the following Internet site(s):

ANNUAL REPORT

http://investor.ncr.com/downloads/ncr2004ar.pdf

PROXY STATEMENT

http://investor.ncr.com/downloads/2005proxy.pdf

To cancel or change your enrollment profile, please go to

http://www.icsdelivery.com/ncr

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes)

AOL Users, please highlight the entire message before clicking the reply button.

Source: Proxy material insert for stockholders requesting electronic access to proxy materials

[NCR Logo]

Dear NCR Stockholder:

You have indicated your preference to view NCR Corporation’s proxy statements and annual reports over the Internet instead of receiving copies in the mail. You can now access the Proxy Statement for the 2005 Annual Meeting and the 2004 Annual Report over the Internet at the following addresses: http://investor.ncr.com/downloads/ncr2004ar.pdf and http://investor.ncr.com/downloads/2005proxy.pdf.

The enclosed proxy card has been provided to you to enable you to authorize your proxy to vote in one of three convenient ways: (1) via the Internet, (2) by telephone, or (3) by returning the enclosed proxy card in the postage-paid envelope. Whichever method you choose, you are encouraged to vote.

In the future, in addition to accessing future proxy statements and annual reports over the Internet, you may also elect to receive an e-mail directing you to authorize your proxy to vote electronically instead of receiving your proxy card in the mail. You can choose this option, when you vote via the Internet, by providing your e-mail address when prompted.

Your contribution towards saving NCR printing and postage costs is greatly appreciated.

Source: Proxy material insert for stockholders having both a registered and a beneficial account

As an investor with multiple positions in NCR Corporation, you will receive one copy of the 2004 Annual Report and Notice of 2005 Annual Meeting and Proxy Statement. These materials will be included in a subsequent mailing. In our continuing efforts to control costs and provide quality service to our investors, multiple copies of these materials to the same investor are being eliminated whenever possible. As a result, this mailing does not contain a copy of the 2004 Annual Report and Notice of 2005 Annual Meeting and Proxy Statement. Again, this efficiency has been instituted not only to achieve cost savings, but also to respond to requests from many of our stockholders asking that we suppress duplicate copies of materials directed to the same household.